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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 12, 2003

                               ION NETWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   000-13117                22-2413505
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(State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                  Identification No.)


         1551 South Washington Avenue
         Piscataway, New Jersey                                       08854
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(Address of Principal Executive Offices)                          (Zip Code)


 (Registrant's telephone number, including area code):   (732) 529-0100



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                    EXHIBIT NO.           DESCRIPTION


                       99.1 Press release of the Company dated May 12, 2003, announcing its financial results for the three month period ended March 31, 2003.

                       99.2 Transcript of the conference call hosted by the Company on May 12, 2003, discussing the Company's financial results for the three month period ended March 31, 2003.


ITEM 9. REGULATION FD DISCLOSURE (THE FOLLOWING DISCUSSION IS FURNISHED UNDER "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION")

         In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

         On May 12, 2003, ION Networks, Inc. (the "Company") issued a press release and hosted a conference call regarding its financial results for the three month period ended March 31, 2003. A copy of the Company's press release and a transcript of the conference call are attached hereto as Exhibits 99.1 and 99.2, respectively. This Form 8-K and the exhibits attached hereto are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 16, 2003              ION NETWORKS, INC.


                                   By:  /s/  Cameron Saifi
                                     ----------------------------------
                                         Cameron Saifi
                                         Executive Vice President and
                                         Chief Operating Officer


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                                  EXHIBIT INDEX


      EXHIBIT NO.                  DESCRIPTION
      -----------                  -----------


          99.1 Press release of the Company dated May 12, 2003, announcing its financial results for the three month period ended March 31, 2003.

          99.2 Transcript of the conference call hosted by the Company on May 12, 2003, discussing the Company's financial results for the three month period ended March 31, 2003.


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